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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: January 18, 2001


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   Exact Name of Registrant               Commission        I.R.S. Employer
   as Specified in Its Charter            File Number       Identification No.
   ---------------------------            -----------       ------------------

   Hawaiian Electric Industries, Inc.        1-8503           99-0208097
   Hawaiian Electric Company, Inc.           1-4955           99-0040500

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                               State of Hawaii
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                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)


 Registrant's telephone number, including area code:

               (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
               (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
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        (Former name or former address, if changed since last report.)

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Item 5. Other Events

     Hawaiian Electric Industries, Inc. will conduct a teleconference call to review its yearend earnings on Wednesday, January 24, 2001 at 1:00 p.m. EST. The access number will be:
(212)-231-6011.  Replays will be available until Wednesday, January 31, 2001 at
(800) 633-8284, pass code:  17700636.

     Representing management will be Robert F. Clarke, Chairman, President and CEO, Hawaiian Electric Industries, Inc. A question and answer period will follow brief remarks from management. Also available during the question and answer period will be T. Michael May, President and CEO, Hawaiian Electric Company, Inc.; Wayne K. Minami, President and CEO, American Savings Bank, F.S.B.; Richard K. McQuain, President and CEO, HEI Power Corp.; Robert F. Mougeot, Financial Vice President, Treasurer and CFO, Hawaiian Electric Industries, Inc.; Constance H. Lau, Chief Operating Officer, American Savings Bank, F.S.B.; and Richard A. von Gnechten, Financial Vice President, Hawaiian Electric Company, Inc.

     Hawaiian Electric Industries, Inc. is a diversified holding company. Its core businesses are electric utilities, a savings bank and an international power subsidiary.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)


 /s/ Robert F. Mougeot                     /s/ Richard  A. von Gnechten
----------------------------------         -------------------------------------
Robert F. Mougeot                          Richard  A. von Gnechten
Financial Vice President,                  Financial Vice President  of HECO
 Chief Financial Officer and Treasurer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date: January 18, 2001                     Date:  January 18, 2001

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